As filed with the Commission on January 30, 2004

1933 Act File No. 33-45973

1940 Act File No. 811-6576

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 50	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51	☒

SCUDDER ADVISOR FUNDS III

(Exact Name of Registrant as Specified in Charter)

One South Street, Baltimore, Maryland 21202

(Address of Principal Executive Offices)

(410) 895-5000

(Registrant’s Telephone Number)

Copies to:

Daniel O. Hirsch, Esq.	Burton M. Leibert, Esq.
One South Street	Willkie Farr & Gallagher LLP
Baltimore, Maryland 21202	787 Seventh Ave
(Name and Address of Agent for Service)	New York, New York 10019

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On February 1, 2004 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Scudder Asset Management Portfolio has executed this Registration Statement.]

Investment Class

Prospectus

February 1, 2004

Scudder PreservationPlus Fund

The fund is designed exclusively for participant-directed employee benefit plans.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

8	The Main Risks of Investing in the Fund

12	The Fund’s Performance History

14	How Much Investors Pay

16	Other Policies and Secondary Risks

17	Who Manages and Oversees the Fund

20	Financial Highlights

How to Invest in the Fund

22	Buying and Selling Investment Class Shares

24	Policies You Should Know About

29	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Investment Class

ticker symbol	BTPSX
fund number	823

Scudder PreservationPlus Fund

The Fund’s Main Investment Strategy

PreservationPlus Fund seeks a high level of current income while seeking to maintain a stable value per share. The fund invests for current income; capital appreciation is not a goal of the fund. While we give priority to earning income and maintaining the value of the fund’s principal, we cannot offer any assurance of achieving this goal.

The fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the fund enters into Wrapper Agreements designed to stabilize the fund’s share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

You should consider investing in the fund if you are seeking current income higher than money market mutual funds over most time periods and seeking to preserve the value of your investment. The fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

The fund offers shares only to participant-directed employee benefit plans. Sales are made either 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the fund are required to impose certain restrictions on their participants’ ability to exchange shares of the fund. Benefit plans investing in the fund must limit their participants’ ability to direct a withdrawal from the fund to the following circumstances:

■	upon the plan participant’s death, retirement, disability or termination;

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■	to fund plan participant loans and other “in service” withdrawals (not subject to IRS penalty tax) made pursuant to the terms of the plan; and

■	for transfers to other plan investment options that are not competing funds. Transfers between the fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in the fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program. Read this prospectus carefully before investing.

Fixed Income Securities. The fund invests at least 65% of its net assets in fixed income securities including:

■	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality.

■	US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

■	US dollar-denominated asset-backed securities issued by domestic or foreign entities.

■	Mortgage pass-through securities issued by governmental and non-governmental issuers.

■	Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

■	Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

Competing funds are any fixed income investment vehicles with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain withdrawals from benefit plans.

Scudder PreservationPlus Fund     |    5

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

■	We allocate assets among a diversified group of issuers.

■	We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody’s Investors Service, Inc., the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Fitch, Inc., another nationally recognized statistical rating organization, or, if unrated, determined by us to be of comparable quality.

■	We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions (“Wrapper Providers”). Unlike traditional fixed income portfolios, the fund’s Wrapper Agreements serve to substantially offset the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Wrapper Agreement up to specified amounts, under certain circumstances. In general, if the fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of the covered assets is less than their book value, the Wrapper Provider may become obligated to pay the difference to the fund. On the other hand, if the fund sells securities and the market value (plus accrued interest) is more than the book value, the fund may become obligated to pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the fund’s assets that it covers.

The book value of the Wrapper Agreement is generally the deposits plus interest accrued at the crediting rate, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements).

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The Crediting Rate:

■	Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value of the Wrapper Agreements and the market value of the Covered Assets; and

■	Is a significant component of the fund’s yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

■	We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality credit rating.

■	We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the fund invests and the Wrapper Providers providing Wrapper Agreements to the fund. Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the fund is not required to dispose of any security or Wrapper Agreement whose issuer’s rating has been downgraded.

Short-Term Investments. The fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

Covered assets are assets of the portfolio that are covered by and subject to the terms of the Wrapper Agreement.

A high quality credit rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Scudder PreservationPlus Fund    |    7

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Other Investments. The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

The Main Risks of Investing in the Fund

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

■	A Wrapper Provider could default, or its creditworthiness could deteriorate, which could cause the fund’s share price to fluctuate and could result in losses for investors in the fund. Similarly, a downgrade in the credit rating of a Wrapper Provider may require the fund to replace the Wrapper Provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in the fund’s net asset value, including a decline resulting from the application of the fund’s fair value procedures. Because there is no active trading market for Wrapper Agreements, they are illiquid investments, which means that the fund cannot quickly sell or assign its position at an acceptable price.

8    |    Scudder PreservationPlus Fund

■	The Wrapper Agreements may require the fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the fund invested those assets in longer-term securities.

■	The fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

■	The Wrapper Agreements generally do not protect the fund from loss caused by a fixed income security issuer’s default on principal or interest payments. Additionally, if a Wrapper Provider is unable or unwilling to perform under a Wrapper Agreement, the fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The fund may also lose the benefit of Wrapper Agreement coverage on any portion of its assets that are substantially credit impaired or in default in excess of a certain percentage of fund assets.

■	There are a limited number of Wrapper Providers. The fund may not be able to obtain Wrapper Agreements to cover all of its assets. From time to time, the fund may close to new investors if it is unable to obtain Wrapper Agreements to cover all of its assets.

■	If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the fund’s Board may determine that a Wrapper Agreement should be valued at a lower value than would be sufficient to maintain the fund’s stable net asset value, which could cause the fund’s share price to fluctuate.

■	The fund may not be able to maintain a constant net asset value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper Agreements as offsetting the market value fluctuations of the Covered Assets. The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by “stable value” mutual funds, including the fund. In the event that the SEC determines that the valuation method currently used by “stable value” mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease in the fund’s net asset value.

■	Compared to investing in a traditional fixed income fund, the fund trades the potential for capital appreciation and some yield

Scudder PreservationPlus Fund    |    9

for protection from a decline in the value of its holdings caused by changes in interest rates. Because the fund enters into Wrapper Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect current market rates. In addition, purchases or redemptions by shareholders may increase or decrease the “crediting rate,” which is the rate of return on the portion of the fund covered by Wrapper Agreements, which may increase or decrease the fund’s yield. Under extreme circumstances, for example, if shareholder redemptions and interest rates are increasing at the same time, the fund’s yield could be reduced to zero for an extended period of time and the fund may be required to rely on the Wrapper Agreements to pay further redemptions.

Prepayment Risk. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Thus, prepayment may reduce the fund’s income. There is a greater risk that the fund will lose money due to prepayment risk because the fund invests in mortgage-related securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the fund’s fixed income investments or Wrapper Agreements.

Security Selection Risk. While the fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the fund’s returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the fund’s Wrapper Agreements are considered illiquid. The fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most

10    |    Scudder PreservationPlus Fund

accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for fund shares when you buy. If we underestimate their price, you may not receive the full market value for your fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider, among other factors, the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

■	the possibility that the fund will not be able to sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument’s price changes as market conditions change.

Scudder PreservationPlus Fund    |    11

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance for the fund’s Investment Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indices and a custom benchmark. The performance of both the fund and the indices varies over time. All figures assume reinvestment of dividends and distributions.

As of December 31, 2003, the fund’s 30-day yield was 3.79%.

The 30-day yield is a measure of the income generated by the fund over a thirty-day period. This amount is then annualized, which means that we assume the fund generates the same income every month for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder PreservationPlus Fund

Annual Total Returns (%) as of 12/31 each year	Investment Class

For the periods included in the bar chart:

Best Quarter: 1.47%, Q3 2000	Worst Quarter: 1.00%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2003
	1 Year	5 Years	Since Inception*

Investment Class	4.68	5.28	5.28

Index 1 Lehman 1-3 Year Government/Credit Index	2.81	5.79	5.67

Index 2 iMoneyNet First Tier Retail Money Funds Average	0.49	3.10	3.21

Index 3 Wrapped Lehman Intermediate Aggregate Index	5.16	5.64	5.62

Index 1: The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The index has no fees or expenses.

Index 2: The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

Index 3: The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement at an assumed expense level of 0.15%. The Wrapped Lehman Intermediate Aggregate Index more closely reflects the market sector in which the fund invests than the other indices. The index has no fees or expenses.

*	Since 9/23/1998. Index comparison begins 9/30/1998.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

Scudder PreservationPlus Fund    |    13

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made on less than twelve months’ prior written notice to the fund are subject to a redemption fee of 2% of the amount redeemed payable to the fund. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the fund will waive the 2% redemption fee. See “Buying and Selling Investment Class Shares” for more information.

Investment Class shares are subject to shareholder servicing fees in a maximum amount of 0.25% of the average daily net assets of the shares. The shareholder services provided in exchange for these fees may include establishing and maintaining shareholder and plan participant accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering investor/shareholder’s inquiries regarding the fund and/or its classes, providing periodic statements showing the investor/shareholder’s account balance and those of plan participants, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating executed proxies and obtaining such other information and performing such other services as may reasonably be required.

Fee Table[1]

Shareholder Fees, paid directly from your investment

Maximum Sales Charge Imposed on Purchases	None

Maximum Redemption Fee (as a percentage of amount redeemed, as applicable)	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fees	0.35%[2]

Distribution (12b-1) Fees	None

Other Expenses (including a 0.25% shareholder servicing fee)	0.84[3]

Total Fund Operating Expenses	1.19[4]

[1]	Information on the annual operating expenses reflects the expenses of both the fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus Fund invests all of its assets. (A further discussion of the relationship between the fund and the master portfolio appears in “Who Manages and Oversees the Fund” later in this prospectus.)
[2]	The advisory fee is not charged on assets invested in affiliated money market funds.
[3]	“Other Expenses” include the annual premium rates the fund pays for Wrapper Agreements.
[4]	The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total operating expenses will not exceed 0.65%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

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Based on the costs above, this example helps you compare the expenses of the fund’s Investment Class shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

Example	1 Year	3 Years	5 Years	10 Years

Investment Class	$121	$378	$654	$1,443

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Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

■	The fund may trade securities actively. This could raise transaction costs (thus lowering return).

■	The fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividends, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

16    |    Other Policies and Secondary Risks

Who Manages and Oversees the Fund

The fund is a “feeder fund” that invests substantially all of its assets in the PreservationPlus Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Directors to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Directors withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

DeAM, Inc. is the investment advisor for PreservationPlus Portfolio in which the fund invests all of its assets. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Who Manages and Oversees the Fund    |    17

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Portfolio paid the following actual fee rate to DeAM, Inc. for investment advisory services in the last fiscal year as a percentage of average daily net assets. The fee rate was reduced on investments in affiliated funds and is net of waivers.

Fund Name	Fee Paid

PreservationPlus Portfolio	0.12%

Other Services. Investment Company Capital Corporation (“ICCC”) provides administrative services — such as portfolio accounting, legal services and others — for the fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG.

In addition, ICCC — or your service agent — performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

■	keeping accurate, up-to-date records for your individual fund account;

■	implementing any changes you wish to make in your account information;

■	processing your requests for cash dividends and distributions from the fund;

■	answering your questions on the fund’s investment performance or administration;

■	sending proxy reports and updated prospectus information to you; and

■	collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC

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servicing agreement, such as cash management or special trust or retirement-investment reporting.

The portfolio managers

The following people handle the day-to-day management of the fund.

John D. Axtell	Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

■Portfolio Manager overseeing the Wrapper Agreements in the portfolio since its inception.

■Joined the investment advisor in 1990.

■Head of the Stable Value Management Group.

Managing Director of Deutsche Asset Management and Manager of the fund. ■Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds. ■Joined the investment advisor in 1996.

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management and Manager of the fund.

■Portfolio Manager of the portfolio since its inception.

■Joined the investment advisor in 1980.

■Head of North America Fixed Income.

Who Manages and Oversees the Fund    |    19

Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder PreservationPlus Fund — Investment Classa

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:

Net investment income	.52	.51	.54	.55	.51

Net realized and unrealized gain (loss) on investment transactions	(.02)	—	—	—	—

Total from investment operations	.50	.51	.54	.55	.51

Less distributions from:

Net investment income	(.50)	(.51)	(.54)	(.55)	(.51)

Net realized gain on investment transactions	(.34)	(.10)	—	—	(.05)

Reverse stock split[b]	.34	.10	—	—	.05

Total distributions	(.50)	(.51)	(.54)	(.55)	(.51)

Net asset value, end of period	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return (%)[c]	5.16	5.18	5.50	5.64	5.25

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	97	54	51	36	17

Ratio of expenses before expense reductions,
including expenses allocated from PreservationPlus Portfolio (%)	1.19	1.16	1.07	1.05	1.18

Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.65	.65	.65	.65	.80

Ratio of net investment income (%)	5.16	5.56	5.34	5.49	5.20

Portfolio turnover rate of PreservationPlus Portfolio (%)	304	233	249	237	291

[a]	On January 31, 2000, PreservationPlus Fund Service Class was renamed PreservationPlus Fund Investment Class.
[b]	In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value of each class of the fund. Given the objective of the fund to maintain a stable net asset value of $10 per share, the fund intends to declare a reverse stock split immediately subsequent to any such distribution at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.
[c]	Total returns would have been lower had certain expenses not been reduced.

20    |    Financial Highlights

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a workplace retirement plan, financial supermarket or financial advisor — your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Investment Class shares.

Buying and Selling Investment Class Shares

The fund does not sell its shares directly to the public. The fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the fund’s shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the fund as an investment option to its participants.

Benefit plans investing in the fund must limit their participants’ ability to direct a withdrawal from the fund to the following circumstances:

■	upon the plan participant’s death, retirement, disability or termination;

■	to fund plan participant loans and other “in service” withdrawals (not subject to IRS penalty tax) made pursuant to the terms of the plan; and

■	for transfers to other plan investment options that are not competing funds. Transfers between the fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How to receive account information

■	If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

■	If you are a plan administrator or fiduciary, you should call (800) 621-1048 for information about the plan’s account with the fund.

Transactions in fund shares

Each plan has different provisions about how and when their participants may buy, sell and exchange fund shares. The plan administrator is responsible for communicating participants’ instructions to the fund. Plan participants should contact their plan administrator to effect transactions in the fund.

22    |    Buying and Selling Investment Class Shares

Service plan

The fund has adopted a service plan for its Investment Class shares. Under the plan, the fund pays service fees at an aggregate annual rate of up to 0.25% of the fund’s average daily net assets for its Investment Class shares. The fees are compensation to financial advisors for providing personal services and/or account maintenance services to their customers. In the event that your service plan is terminated, your shares will be converted to Institutional Class shares of the same fund.

Buying and Selling Investment Class Shares    |    23

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Investment Class shares. The fund has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 pm Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

24    |    Policies You Should Know About

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

Policies You Should Know About    |    25

How the fund calculates share price

To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

The fund uses Wrapper Agreements to attempt to maintain a stable net asset value per share. According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Other rights we reserve

■	After receiving a plan’s order, the fund buys or sells shares at the next price calculated on any day the fund is open for business.

■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven calendar days.

■	The redemption fee does not apply to exchanges into another class of shares of the fund, into another investment company or other entity that invests exclusively in the master portfolio.

26    |    Policies You Should Know About

■	The fund remits proceeds from the sale of shares in US dollars for redemption requests up to $500,000 or 1% of the fund’s NAV, whichever is less, during any 90-day period for any one shareholder. The fund may redeem “in kind” if a redemption request is larger than the lesser of $500,000 or 1% of the fund’s NAV. The fund may also redeem “in kind” if a redemption request is not directed by a plan participant and is made on less than twelve months’ notice. In these situations, the fund may require additional information.

■	The fund reserves the right to withdraw or suspend the offering of shares at any time.

■	The fund reserves the right to reject a new account application if you don’t provide any required or requested identifying information, or for other reasons.

■	The fund reserves the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law.

■	The fund reserves the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of fund shares and you may incur tax liability.

■	The fund reserves the right to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time).

■	The fund reserves the right to suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares.

■	The fund does not issue share certificates.

Policies You Should Know About    |    27

■	The fund may request additional information about the plan when an order to redeem 5% or more of a plan’s assets is received.

■	Sales orders not directed by plan participants and received on less than twelve months’ prior written notice are subject to a 2% redemption fee. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the fund will waive the 2% redemption fee.

■	A plan’s purchase order may not be accepted if the sale of fund shares has been suspended or if it is determined that a plan’s purchase would be detrimental to the interests of the fund’s shareholders. In addition, for exchange requests, we may require the plan to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the plan’s exchanges coincide with a “market timing” strategy. We may also reject or limit purchase orders, for these or other reasons.

28    |    Policies You Should Know About

Understanding Distributions and Taxes

Income dividends, if any, for the fund are declared daily and paid monthly. The fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. We automatically reinvest all monthly dividends unless you elect to receive your distributions in cash.

The fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year. Additionally, on occasion, the income dividends the fund distributes may differ from the taxable income the fund earns. When the fund’s taxable income exceeds the amount distributed to shareholders, the fund may make an additional distribution. When a capital gains distribution or an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the distribution is made. Making the distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the fund’s shares. Additional income distributions and capital gains distributions will automatically be reinvested in additional shares unless you elect to receive your distributions in cash.

Tax considerations

The fund does not ordinarily pay any US federal income tax.

Dividend and capital gain distributions from the fund to plan participants generally will not be subject to current taxation, but will accumulate on a tax deferred basis.

Because each participant’s tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan’s Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

A reverse stock split reduces the number of total shares the fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

Understanding Distributions and Taxes    |    29

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund’s financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about a fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

Scudder PreservationPlus Fund —	CUSIP #
Investment Class	81111Y 507

Scudder Advisor Funds III	811–06576

Printed on recycled paper.    (02/01/04) SPF-1-IV

Institutional Class

Prospectus

February 1, 2004

Scudder PreservationPlus Fund

The fund is designed exclusively for participant-directed employee benefit plans.

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

8	The Main Risks of Investing in the Fund

12	The Fund’s Performance History

14	How Much Investors Pay

15	Other Policies and Secondary Risks

16	Who Manages and Oversees the Fund

19	Financial Highlights

How to Invest in the Fund

21	Buying and Selling Institutional Class Shares

22	Policies You Should Know About

27	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about the fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you should look this information over carefully. You should keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Institutional Class

ticker symbol	BTPIX
fund number	555

Scudder PreservationPlus Fund

The Fund’s Main Investment Strategy

PreservationPlus Fund seeks a high level of current income while seeking to maintain a stable value per share. The fund invests for current income; capital appreciation is not a goal of the fund. While we give priority to earning income and maintaining the value of the fund’s principal, we cannot offer any assurance of achieving this goal.

The fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the fund enters into Wrapper Agreements designed to stabilize the fund’s share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks.

You should consider investing in the fund if you are seeking current income higher than money market mutual funds over most time periods and seeking to preserve the value of your investment. The fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.

The fund offers shares only to participant-directed employee benefit plans. Sales are made either 1) directly or 2) indirectly through vehicles like insurance company separate accounts or bank collective funds. Plans investing in the fund are required to impose certain restrictions on their participants’ ability to exchange shares of the fund. Benefit plans investing in the fund must limit their participants’ ability to direct a withdrawal from the fund to the following circumstances:

■	upon the plan participant’s death, retirement, disability or termination;

4    |    Scudder PreservationPlus Fund

■	to fund plan participant loans and other “in service” withdrawals (not subject to IRS penalty tax) made pursuant to the terms of the plan; and

■	for transfers to other plan investment options that are not competing funds. Transfers between the fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

You should not consider investing in the fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the fund by itself does not constitute a balanced investment program. Read this prospectus carefully before investing.

Fixed Income Securities. The fund invests at least 65% of its net assets in fixed income securities including:

■	US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government. Securities issued by certain agencies and instrumentalities of the US government are not guaranteed by the US government and are supported solely by the credit of the instrumentality.

■	US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

■	US dollar-denominated asset-backed securities issued by domestic or foreign entities.

■	Mortgage pass-through securities issued by governmental and non-governmental issuers.

■	Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

■	Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

Competing funds are any fixed income investment vehicles with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain withdrawals from benefit plans.

Scudder PreservationPlus Fund    |    5

We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

■	We allocate assets among a diversified group of issuers.

■	We primarily invest in fixed income securities that are rated, at the time of purchase, within the top three rating categories as rated by Moody’s Investors Service, Inc., the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Fitch, Inc., another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

■	We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.

Wrapper Agreements. The fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions (“Wrapper Providers”). Unlike traditional fixed income portfolios, the fund’s Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Wrapper Agreement up to specified amounts, under certain circumstances. In general, if the fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider may become obligated to pay the difference to the fund. On the other hand, if the fund sells securities and the market value (plus accrued interest) is more than the book value, the fund may become obligated to pay the difference to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the fund’s assets that it covers.

The book value of the Wrapper Agreement is generally the deposits plus interest accrued at the crediting rate, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements).

6    |    Scudder PreservationPlus Fund

The Crediting Rate:

■	Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value of the Wrapper Agreements and the market value of the Covered Assets; and

■	Is a significant component of the fund’s yield.

We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

■	We enter into Wrapper Agreements with multiple issuers, each of which has received a high quality credit rating.

■	We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the fund invests and the Wrapper Providers providing Wrapper Agreements to the fund. Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the fund is not required to dispose of any security or Wrapper Agreement whose issuer’s rating has been downgraded.

Short-Term Investments. The fund will also invest in short-term investments, including money market mutual funds, to meet share- holder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

Derivative Instruments. The fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain groups of securities. The derivatives that the fund may use include futures contracts, options on futures contracts and forward contracts. The fund may use derivatives to keep cash on hand to

Covered assets are assets of the portfolio that are covered by and subject to the terms of the Wrapper Agreement.

A high quality credit rating means a security is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Scudder PreservationPlus Fund    |    7

meet shareholder redemptions, as a hedging strategy to maintain a specific portfolio duration, or to protect against market risk.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.

Other Investments. The fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

The Main Risks of Investing in the Fund

Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

Wrapper Agreement Risk. Although the fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

■

A Wrapper Provider could default, or its creditworthiness could deteriorate, which could cause the fund’s share price to fluctuate and could result in losses for investors in the fund. Similarly, a downgrade in the credit rating of a Wrapper Provider may require the fund to replace the Wrapper Provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in the fund’s net asset value, including a decline resulting from the application of the fund’s fair value procedures. Because there is no active trading market for Wrapper Agreements, they are illiquid investments, which means that the

8    |    Scudder PreservationPlus Fund

fund cannot quickly sell or assign its position at an acceptable price.

■	The Wrapper Agreements may require the fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the fund invested those assets in longer-term securities.

■	The fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

■	The Wrapper Agreements generally do not protect the fund from loss caused by a fixed income security issuer’s default on principal or interest payments. Additionally, if a Wrapper Provider is unable or unwilling to perform under a Wrapper Agreement, the fund will not be able to maintain a constant net asset value unless it finds substitute Wrapper coverage promptly. The fund may also lose the benefit of Wrapper Agreement coverage on any portion of its assets that are substantially credit impaired or in default in excess of a certain percentage of fund assets.

■	There are a limited number of Wrapper Providers. The fund may not be able to obtain Wrapper Agreements to cover all of its assets. From time to time, the fund may close to new investors if it is unable to obtain Wrapper Agreements to cover additional assets.

■	If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the fund’s Board may determine that a Wrapper Agreement should be valued at a lower value than would be sufficient to maintain the fund’s stable net asset value, which could cause the fund’s share price to fluctuate.

■	The fund may not be able to maintain a constant net asset value if any government or self-regulatory agency determines that it is not appropriate to value Wrapper Agreements as offsetting the market value fluctuations of the Covered Assets. The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by “stable value” mutual funds, including the fund. In the event that the SEC determines that the valuation method currently used by “stable value” mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease to the fund’s net asset value.

Scudder PreservationPlus Fund    |    9

■	Compared to investing in a traditional fixed income fund, the fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates. Because the fund enters into Wrapper Agreements to maintain a constant share price, its yield will tend to rise and fall more slowly than traditional bond or money market funds when interest rates change and may not reflect current market rates. In addition, purchases or redemptions by shareholders may increase or decrease the “crediting rate,” which is the rate of return on the portion of the fund covered by Wrapper Agreements, which may increase or decrease the fund’s yield. Under extreme circumstances, for example, if shareholder redemptions and interest rates are increasing at the same time, the fund’s yield could be reduced to zero for an extended period of time and the fund may be required to rely on the Wrapper Agreements to pay further redemptions.

Prepayment Risk. As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. Thus, prepayment may reduce the fund’s income. There is a greater risk that the fund will lose money due to prepayment risk because the fund invests in mortgage-related securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions, which could have an impact on the fund’s fixed income investments or Wrapper Agreements.

Security Selection Risk. While the fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the fund’s returns to lag behind those of money market funds.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the fund’s Wrapper Agreements are considered illiquid. The fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

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Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for fund shares when you buy. If we underestimate their price, you may not receive the full market value for your fund shares when you sell.

According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider, among other factors, the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the fund could fluctuate.

Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

■	the derivative may not fully offset the underlying positions;

■	the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

■	the possibility that the fund will not be able to sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument’s price changes as market conditions change.

Scudder PreservationPlus Fund    |    11

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how performance for the fund’s Institutional Class shares has varied from year to year, which may give some idea of risk. The table shows how fund performance compares with two broad-based market indexes and a custom benchmark. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions.

As of December 31, 2003, the fund’s 30-day yield was 4.03%.

The 30-day yield is a measure of the income generated by the fund over a thirty-day period. This amount is then annualized, which means that we assume the fund generates the same income every month for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder PreservationPlus Fund

Annual Total Returns (%) as of 12/31 each yearInstitutional Class

For the periods included in the bar chart:

Best Quarter: 1.52%, Q4 2002	Worst Quarter: 1.06%, Q4 2003

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Average Annual Total Returns (%) as of 12/31/2003

	1 Year	5 Years	Since Inception*

Institutional Class	4.93	5.56	5.61

Index 1 Lehman 1-3 Year Government/ Credit Index	2.81	5.79	5.99

Index 2 iMoneyNet First Tier Retail Money Funds Average	0.49	3.10	3.37

Index 3 Wrapped Lehman Intermediate Aggregate Index	5.39	6.01	6.03

Index 1: The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The index has no fees or expenses.

Index 2: The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

Index 3: The Wrapped Lehman Intermediate Aggregate Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.15%. The Wrapped Lehman Intermediate Aggregate Index more closely reflects the market sector in which the fund invests than the other indices. The index has no fees or expenses.

*	Since 12/12/1997. Index comparison begins 12/31/1997.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

Scudder PreservationPlus Fund    |    13

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the fund.

Under normal circumstances, redemptions of shares that are directed by plan participants are not subject to a redemption fee. Redemptions of shares that are not directed by plan participants and that are made on less than twelve months’ prior written notice to the fund are subject to a redemption fee of 2% of the amount redeemed payable to the fund. If the aggregate fair value of the wrapper agreements is less than zero at the time of redemption, the fund will waive the 2% redemption fee. See “Buying and Selling Institutional Class Shares” for more information.

Fee Table[1]

Shareholder Fees, paid directly from your investment

Maximum Sales Charge Imposed on Purchases	None

Maximum Redemption Fee (as a percentage of amount redeemed, as applicable)	2.00%

Annual Operating Expenses, deducted from fund assets

Management Fee	0.35%[2]

Distribution (12b-1) Fees	None

Other Expenses[3]	0.44

Total Fund Operating Expenses	0.79[4]

[1]	Information on the annual operating expenses reflects the expenses of both the fund and the PreservationPlus Portfolio, the master portfolio into which PreservationPlus Fund invests all of its assets. (A further discussion of the relationship between the fund and the master portfolio appears in “Who Manages and Oversees the Fund” later in this prospectus.)
[2]	The advisory fee is not charged on assets invested in affiliated money market funds.
[3]	“Other Expenses” include the annual premium rates the fund pays for Wrapper Agreements.
[4]	The investment adviser and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total operating expenses will not exceed 0.40%. Those voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.

Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Institutional Class	$81	$252	$439	$978

14    |    Scudder PreservationPlus Fund

Other Policies and Secondary Risks

While the sections on the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

■	The fund may trade securities actively. This could raise transaction costs (thus lowering return).

■	The fund’s objectives are not fundamental policies. We must notify shareholders before we change them, but we do not require their approval to do so.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses but, while engaged in a temporary defensive position, a fund may not achieve its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Secondary risks

Foreign Investing. The risks of investing in foreign securities are generally higher than investing in domestic securities. A foreign government could expropriate or nationalize assets, impose withholding or other taxes on dividends, interest or other payments and prohibit transactions in the country’s currency. In many foreign countries, securities markets are less liquid, more volatile and subject to less government regulation than US securities markets.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risks    |    15

Who Manages and Oversees the Fund

The fund is a “feeder fund” that invests substantially all of its assets in the PreservationPlus Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Trustees to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Trustees withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc. (“DeAM, Inc.”), Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

The investment advisor

DeAM, Inc. is the investment advisor for PreservationPlus Portfolio in which the fund invests all of its assets. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 345 Park Avenue, New York, NY 10154, makes the fund’s investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAM, Inc. provides a full range of global investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

16    |    Who Manages and Oversees the Fund

DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Portfolio paid the following actual fee rate to DeAM, Inc. for investment advisory services in the last fiscal year as a percentage of average daily net assets. The fee rate was reduced on investments in affiliated funds and is net of waivers.

Fund Name	Fee Paid

PreservationPlus Portfolio	0.12%

Other Services. Investment Company Capital Corporation (“ICCC”) provides administrative services — such as portfolio accounting, legal services and others — for the fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG.

In addition, ICCC — or your service agent — performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

■	keeping accurate, up-to-date records for your individual fund account;

■	implementing any changes you wish to make in your account information;

■	processing your requests for cash dividends and distributions from the fund;

■	answering your questions on the fund’s investment performance or administration;

■	sending proxy reports and updated prospectus information to you; and

■	collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC

Who Manages and Oversees the Fund    |    17

servicing agreement, such as cash management or special trust or retirement-investment reporting.

The portfolio managers

The following people handle the day-to-day management of the fund.

John D. Axtell

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

■Portfolio Manager overseeing the Wrapper Agreements in the portfolio since its inception.

■Joined the investment advisor in 1990.

■Head of the Stable Value Management Group.

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management and Manager of the fund.

■Portfolio Manager of the portfolio since its inception.

■Joined the investment advisor in 1980.

■Head of North America Fixed Income.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Manager of the fund.

■Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds.

■Joined the investment advisor in 1996.

18    |    Who Manages and Oversees the Fund

Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the fund has been audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder PreservationPlus Fund — Institutional Class

Years Ended September 30,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00

Income from investment operations:

Net investment income	.55	.54	.56	.58	.55

Net realized and unrealized gain (loss) on investment transactions	(.02)	—	—	—	—

Total from investment operations	.53	.54	.56	.58	.55

Less distributions from:

Net investment income	(.53)	(.54)	(.56)	(.58)	(.55)

Net realized gain on investment transactions	(.34)	(.10)	—	—	(.05)

Reverse stock split[a]	.34	.10	—	—	.05

Total distributions	(.53)	(.54)	(.56)	(.58)	(.55)

Net asset value, end of period	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return (%)[b]	5.40	5.45	5.77	5.91	5.66

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ millions)	91	184	199	199	187

Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.79	.69	.65	.60	.66

Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.40	.40	.40	.40	.40

Ratio of net investment income (%)	5.41	5.81	5.61	5.76	5.53

Portfolio turnover rate of PreservationPlus Portfolio (%)	304	233	249	237	291

[a]	In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value of each class of the fund. Given the objective of the fund to maintain a stable net asset value of $10 per share, the fund intends to declare a reverse stock split immediately subsequent to any such distribution at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.
[b]	Total returns would have been lower had certain expenses not been reduced.

Financial Highlights    |    19

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a service agent—for example, a workplace retirement plan, financial supermarket or financial advisor—your service agent may have its own policies or instructions, and you should follow those.

Buying and Selling Institutional Class Shares

The fund does not sell its shares directly to the public. The fund offers shares only to certain participant-directed employee benefit plans. These benefit plans may own the fund’s shares: 1) directly or 2) indirectly through other investment vehicles such as an insurance company separate account or bank collective funds, which offer the fund as an investment option to its participants.

Benefit plans investing in the fund must limit their participants’ ability to direct a withdrawal from the fund to the following circumstances:

■	upon the plan participant’s death, retirement, disability or termination;

■	to fund plan participant loans and other “in service” withdrawals (not subject to IRS penalty tax) made pursuant to the terms of the plan; and

■	for transfers to other plan investment options that are not competing funds. Transfers between the fund and a non-competing fund will be required to remain in the non-competing fund for a period of at least three months before transfer to a competing fund.

How to receive account information

■	If you are a plan participant, you should contact your plan administrator or the organization that provides record-keeping services for information about your account.

■	If you are a plan administrator or fiduciary, you should call (800) 621-1048 for information about the plan’s account with the fund.

Transactions in fund shares

Each plan has different provisions about how and when their participants may buy, sell and exchange fund shares. The plan administrator is responsible for communicating participants’ instructions to the fund. Plan participants should contact their plan administrator to effect transactions in the fund.

Buying and Selling Institutional Class Shares    |    21

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Institutional Class shares. The fund has another share class, which is described in a separate prospectus and has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4:00 pm Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

22    |    Policies You Should Know About

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor or Shareholder Services for more information.

Policies You Should Know About    |    23

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

How the fund calculates share price

To calculate net asset value per share or NAV, the share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when a market quotation or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

The fund uses Wrapper Agreements to attempt to maintain a stable net asset value per share. According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value of the Wrapper Agreements and the market value (plus accrued interest) of the Covered Assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements.

Other rights we reserve

■	After receiving a plan’s order, the fund buys or sells shares at the next price calculated on any day the fund is open for business.

■	Unless otherwise instructed, the fund normally makes payment of the proceeds from the sale of plan shares the next business day but always within seven calendar days.

■	The redemption fee does not apply to exchanges into another class of shares of the fund, into another investment company or other entity that invests exclusively in the master portfolio.

24    |    Policies You Should Know About

■	The fund remits proceeds from the sale of shares in US dollars for redemption requests up to $500,000 or 1% of the fund’s NAV, whichever is less, during any 90-day period for any one shareholder. The fund may redeem “in kind” if a redemption request is larger than the lesser of $500,000 or 1% of the fund’s NAV. The fund may also redeem “in kind” if a redemption request is not directed by a plan participant and is made on less than twelve months’ notice. In these situations, the fund may require additional information.

■	The fund reserves the right to withdraw or suspend the offering of shares at any time.

■	The fund reserves the right to reject a new account application if you don’t provide any required or requested identifying information, or for other reasons.

■	The fund reserves the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by government law or authority or by applicable law.

■	The fund reserves the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your fund shares and may incur tax liability.

■	The fund reserves the right to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time).

■	The fund reserves the right to suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares.

■	The fund does not issue share certificates.

Policies You Should Know About    |    25

■	The fund may request additional information about the plan when an order to redeem 5% or more of a plan’s assets is received.

■	Sales orders not directed by plan participants and received on less than twelve months’ prior written notice are subject to a 2% redemption fee. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the fund will waive the 2% redemption fee.

■	A plan’s purchase order may not be accepted if the sale of fund shares has been suspended or if it is determined that a plan’s purchase would be detrimental to the interests of the fund’s shareholders. In addition, for exchange requests, we may require the plan to own shares of the fund for 15 days before we process the purchase order for the other fund if we believe that the plan’s exchanges coincide with a “market timing” strategy. We may also reject or limit purchase orders, for these or other reasons.

26    |    Policies You Should Know About

Understanding Distributions and Taxes

Income dividends, if any, for the fund are declared daily and paid monthly. The fund reserves the right to include in the daily dividend any short-term capital gains on securities that it sells. We automatically reinvest all monthly dividends unless you elect to receive your distributions in cash.

The fund will normally declare and pay at least annually any long-term capital gains as well as any short-term capital gains that it did not distribute during the year. Additionally, on occasion, the income dividends the fund distributes may differ from the taxable income the fund earns. When the fund’s taxable income exceeds the amount distributed to shareholders, the fund may make an additional distribution. When a capital gains distribution or an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the distribution is made. Making the distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the fund’s shares. Additional income distributions and capital gains distributions will automatically be reinvested in additional shares unless you elect to receive your distributions in cash.

Tax considerations

The fund does not ordinarily pay any US federal income tax.

Dividend and capital gain distributions from the fund to plan participants generally will not be subject to current taxation, but will accumulate on a tax deferred basis.

Because each participant’s tax circumstances are unique and because the tax laws governing plans are complex and subject to change, we recommend that you consult your plan administrator, your plan’s Summary Plan Description, and/or your tax advisor about the tax consequences of your participation in your plan and of any plan contributions or withdrawals.

A reverse stock split reduces the number of total shares the fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.

Understanding Distributions and Taxes    |    27

Notes

Notes

Notes

Notes

To Get More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza Chicago, IL 60606-5808

www.scudder.com (800) 621-1048

Distributor

Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov (202) 942-8090

Scudder PreservationPlus Fund —	CUSIP #
Institutional Class	81111Y 408

Scudder Advisor Funds III	811-06576

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2004

Scudder Advisor Funds III

PreservationPlus Fund

Investment Class

Institutional Class

PreservationPlus Fund (the “Fund”) is a separate series of Scudder Advisor Funds III (the “Trust”), an open-end, management investment company (mutual fund). The Investment Class and Institutional Class of shares (individually and collectively referred to as “Shares” as the context may require) of the Fund are described herein.

As described in the Shares’ respective Prospectuses, the Fund seeks to achieve its investment objective by investing all its net investable assets in PreservationPlus Portfolio (the “Portfolio”), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate series of Scudder Investment Portfolios, a New York master trust fund (the “Portfolio Trust”).

Shares are sold by Scudder Distributors, Inc., the Trust’s distributor (“SDI”), to participant-directed employee benefit plans meeting specified criteria (“Plans”). Shares are offered to Plans either directly or through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, “Plan Pools”). Deutsche Asset Management, Inc. (“DeAM, Inc.”) is the Portfolio’s investment advisor (“Advisor”).

The Funds’ Prospectuses (individually and collectively referred to as the “Prospectus” as the context may require) are dated February 1, 2004. The Prospectus provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with DeAM, Inc.). This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus. The Fund’s and Portfolio’s financial statements for the year ended September 30, 2003, are incorporated herein by reference to the Annual Report to shareholders dated September 30, 2003. A copy of the Fund’s and Portfolio’s Annual Report may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.

i

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective

The investment objective of the Fund is a high level of current income while seeking to maintain a stable value per share. There can, of course, be no assurance that the Fund will achieve its investment objective.

Investment Policies

The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio. The Trust may withdraw the Fund’s investment from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so.

The Portfolio’s investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio expects to invest at least 65% of its net assets in fixed income securities (“Fixed Income Securities”) of varying maturities rated, at the time of purchase, in one of the top three long-term rating categories by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch, Inc., or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

In addition, the Portfolio will enter into contracts (“Wrapper Agreements”) with insurance companies, banks or other financial institutions (“Wrapper Providers”) that are rated, at the time that the contracts are entered into, in one of the top two long-term rating categories by Moody’s or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid. At the time of purchase, the value of all of the Wrapper Agreements and any other illiquid securities will not exceed 15% of the Portfolio’s net assets.

The Fund is designed as an alternative investment to guaranteed investment contracts (“GICs”), collective GIC funds, bank investment contracts (“BICs”), and so-called “synthetic GICs.”

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Unless otherwise indicated, the Portfolio is permitted, but not obligated, to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Portfolio’s investment in a particular type of security is limited to a certain percentage of the Portfolio’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategies may be used by the Portfolio.

INVESTMENT PRACTICE	PreservationPlus Fund

KEY TO TABLE:

☐        Permitted without stated limit

☐        Permitted without stated limit, but not expected to be used to a significant extent

X      Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

Short-Term Instruments	☐

Obligations of Banks and Other Financial Institutions	☐

Certificates of Deposit and Banker’s Acceptances	☐

Commercial Paper	☐

Variable Rate Master Demand Notes	☐

U.S. Government Securities	☐

Corporate Debt Securities	☐

Custodial Receipts	X

Zero Coupon Securities and Deferred Interest Bonds	☐

Inverse Floating Rate Securities	X

Lower-Rated Debt Securities	X

Registered Loans	X

Put Bonds	☐

Other Debt Obligations	X

DERIVATIVE SECURITIES (OPTIONS)

Options on Securities	☐

Options on Securities Indices	☐

Options on Non-US Securities Indices	X

Yield Curve Options	X

Spreadlocks	X

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)

Futures Contracts	☐

Futures Contracts on Securities Indices, Foreign Currency and Interest Rates	☐

Options on Futures Contracts (including Contracts on Security Indices)	☐

INVESTMENT PRACTICE	PreservationPlus Fund (Investment, Institutional and Institutional Service Classes)

DERIVATIVE SECURITIES (HEDGING STRATEGIES)

Hedging Strategies	☐

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Government Guaranteed Mortgage-Backed Securities	☐

Ginnie Mae Certificates	☐

Fannie Mae Certificates	☐

Freddie Mac Certificates	☐

Multi-Class Mortgage-Backed Securities (CMOs and REMICs)	☐

Private Issued Commercial Mortgage-Backed Securities	☐

Mortgage Pass-Through Securities	☐

Stripped-Mortgage Backed Securities	☐

Adjustable Rate Mortgages	☐

Asset-Backed Securities	☐

SECURITIES OF NON-U.S. ISSUERS

Foreign Corporate Debt Securities	☐

Foreign Government Debt Securities	☐

Investments in Emerging Markets	X

CURRENCY MANAGEMENT

Currency Exchange Transactions	X

Currency Hedging Transactions	X

Cross Hedging	X

Forward Currency Exchange Contracts	X

Options on Foreign Currencies	X

OTHER INVESTMENTS AND INVESTMENT PRACTICES

Illiquid Securities	15%

TBA Commitments	☐

When-Issued and Delayed Delivery Securities	☐

Repurchase Agreements	☐

Reverse Repurchase Agreements	☐

Lending of Portfolio Securities	30%

Borrowing	5%

Short Sales	X

Other Investment Companies	limits vary

INVESTMENT PRACTICE	PreservationPlus Fund (Investment, Institutional and Institutional Service Classes)

Temporary Defensive Investments	☐

Wrapper Assignments	15%

Conservation of Investments	25%

Short-Term Instruments

Up to 35% of the Portfolio’s total assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to maintain the Liquidity Reserve (as defined below), to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in the opinion of the Advisor, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor’s opinion it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See “Zero Coupon Securities.”

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government, which include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).

Certificates of Deposit and Bankers’ Acceptances. The Portfolio may invest in certificates of deposit and bankers’ acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Fixed Income Securities. The Portfolio may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Foreign Securities. The Portfolio may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. Debt instruments issued or guaranteed by foreign governments, agencies and supranational organizations (“sovereign debt obligations”) may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, the Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

In selecting put bonds, the Advisor takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity and market values. To the extent that a Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of corporate and consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of government, corporate and consumer loans, leases, etc. and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody’s.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities — Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Government Guaranteed Mortgage-Backed Securities. The Portfolio’s investments in mortgage-backed securities may include securities issued or guaranteed by the US Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), collateralized mortgage obligations and stripped mortgage-backed securities. The Portfolio is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.

The Ginnie Mae Certificates in which the Portfolio will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Fannie Mae Certificates. Fannie Mae is a organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a federally chartered and privately owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Multiple Class Mortgage-Backed Securities (Collateralized Mortgage Obligations and REMIC Certificates). The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by US Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, the Portfolio does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PACs. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Portfolio may purchase stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Portfolio’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from the Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable Rate Mortgages-Interest Rate Indices. Adjustable rate mortgages in which the Portfolio invests may be adjusted on the basis of one of several indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on US Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the “FHLB Eleventh District”) that are member institutions of the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of members of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates, which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in US dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Zero-Coupon Securities and Deferred Interest Bonds. The Portfolio may invest in zero coupon securities and deferred interest bonds. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations. See “Taxes.”

Wrapper Agreements. Wrapper Agreements are structured with a number of different features. Wrapper Agreements entered into by the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) “hybrid.” In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity (“evergreen”). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider’s creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a “Benefit Event”). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.

Wrapper Providers are banks, insurance companies and other financial institutions. The number of Wrapper Providers has been relatively constant in recent years. As of December 2003, there were approximately 15 Wrapper Providers rated in one of the top two long-term rating categories by Moody’s, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.15% to 0.30% per dollar of Covered Assets per annum.

In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio’s assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which portfolio securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio’s investment objectives or limitations or to the nature of the Portfolio’s operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Portfolio’s securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

Risks of Wrapper Agreements. Each Wrapper Agreement obligates the Wrapper Provider to maintain the “Book Value” of the Wrapper Agreement up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Wrapper Agreement is generally the deposits plus interest Crediting Rate less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreements). The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements entered by into the Portfolio, the Crediting Rate is the anticipated yield, or an index-based approximation thereof, adjusted for amortization between the book value of the Wrapper Agreements and the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the sale and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio’s investments in Wrapper Agreements are offset against and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Under the terms of a typical Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemption of Shares by Plan participants, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem their Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of the Covered Assets; other Wrapper Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

The Fund expects that the use of Wrapper Agreements by the Portfolio will under most circumstances permit the Fund to maintain a constant NAV per Share and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the Covered Assets held by the Portfolio less the expenses of the Fund and the Portfolio. However, there can be no guarantee that the Fund will maintain a constant NAV per Share or that any Fund shareholder or Plan participant will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the Wrapper Agreements. For example, default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the Shares. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities depending upon the timing of the shareholder’s purchases and redemption of Shares, as well as those of other shareholders. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain Wrapper Agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Advisor’s sole discretion, render their purchase inadvisable.

If, in the event of default of a Wrapper Provider, the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio’s assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the Portfolio Trust (the “Portfolio Trust Board”) determines that a Wrapper Provider is unable to make payments when due, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Wrapper Agreements generally require that the Portfolio maintain a specified percentage of its total assets in short-term investments (“Liquidity Reserve”). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term fixed income securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio’s total assets.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio’s (and the Fund’s) investment objective and policies as described in the Prospectus and this SAI. Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio’s ability to hold such downgraded securities. For a description of Wrapper Provider ratings, see the Appendix of this SAI.

The staff of the SEC has inquired as to the valuation methodology for Wrapper Agreements commonly used by “stable value” mutual funds, including the Fund. In the event that the SEC determines that the valuation method currently used by “stable value” mutual funds is no longer an acceptable practice, the fair value of the Wrapper Agreements would be different and may result in an increase or decrease in the Fund’s net asset value.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by NASD, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the

Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered advantageous.

Additional US Government Obligations. The Portfolio may invest in obligations issued or guaranteed by US government agencies or instrumentalities. US government securities are high-quality debt securities issued or guaranteed by the US Treasury or by an agency or instrumentality of the US government. These obligations may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations of the Tennessee Valley Authority and the US Postal Service, each of which has the right to borrow from the US Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credit of the issuing agency. Securities that are backed by the full faith and credit of the United States include obligations of GNMA, the Farmers Home Administration and the Export-Import Bank.

Derivatives

General. The Portfolio may invest in various instruments, including the Wrapper Agreements, that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by “covering” such positions as required by the SEC. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investments in options, futures, forward contracts and similar strategies depend on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock that might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio’s Board of Trustees. Unless the Trustees conclude otherwise, the Portfolio intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and therefore subject to the Portfolio’s limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including US

Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of fixed income securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Portfolio’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain “cover” or to segregate securities; and

•	the possibility that the Portfolio is unable to close out or liquidate its hedged position.

Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Portfolio may also enter into futures contracts that are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

Options on Futures Contracts (including Futures Contracts on Securities Indices). The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Portfolio assumes when it purchases an option on futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Repurchase Agreements. In a repurchase agreement, the Portfolio buys a security at one price and simultaneously agrees to sell it back to the seller on a specific date and at a higher price reflecting a market rate of interest unrelated to the coupon rate or maturity of the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

Reverse Repurchase Agreements and Dollar Rolls. In a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the Fund’s yield or in the market value of its interest in the Portfolio. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Reverse repurchase agreements and dollar rolls are forms of borrowing and will be counted towards the Portfolio’s borrowing restrictions. See “Borrowing” herein. Wrapper Agreements would cover the cash proceeds of such transactions but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage “dollar rolls” in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same dealer, type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) for any purpose in excess of 5% of the Portfolio’s total assets, except that it may borrow for temporary or emergency purposes up to 1/3 of its net assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Fund’s NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Other Investment Companies. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act, that is, the Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio’s total assets may be invested in the securities of any one investment company. The Portfolio may be permitted to exceed these limitations by an exemptive order of the SEC. Pursuant to an exemptive orders granted by the SEC, the Portfolio may invest up to 25% of its total assets, determined at the time of purchase, in affiliated money market funds. It should be noted that investment companies incur certain expenses such as management, custodian, and transfer agency fees, and therefore any investment by the Portfolio in shares of other investment companies would be subject to such duplicate expenses. The Portfolio will indirectly bear its proportionate share of any management or other fees paid by investment companies in which it invests, in addition to its own fees. No advisory fee is charged on assets invested in affiliated money market funds.

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Portfolio in shares of Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Portfolio’s investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that its aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede the Advisor or the Portfolio’s ability to meet redemption requests or other current obligations. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a “senior security” (as defined in the 1940 Act) in connection with its use of such agreements.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. The Portfolio is operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Derivative Securities: Futures Contracts and Options on Futures Contracts” (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 15% of its total assets in purchased protective put options. The Portfolio’s transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Advisor at 1-800-621-1048.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund’s shareholders. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing the Fund’s shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment advisor to manage the Fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.

A Fund’s investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund’s shareholders. If there is a change in the Fund’s investment objective, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

Investment Restrictions

The following investment restrictions are “fundamental policies” of the Fund and the Portfolio and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund or the Portfolio, as the case may be. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund’s shareholders and will cast its vote as instructed by them. Fund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The Trust’s votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its net investable assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

Fundamental Restrictions. As a matter of fundamental policy, the Portfolio may not:

(1)	Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio’s total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

(2)	Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3)	Make loans to other persons except (a) through the lending of the Portfolio’s portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

(4)	Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio’s ownership of securities);

(5)	Concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio’s investment objective, up to 25% of its total assets may be invested in any one industry;

(6)	Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

(7)	Purchase, with respect to 75% of the Portfolio’s total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

(8)	Invest, with respect to 75% of the Portfolio’s total assets, more than 5% of its total assets in the securities (excluding US government securities) of any one issuer.

Non-Fundamental Restrictions. In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees of the Portfolio Trust or the Trust as applicable without shareholder approval):

(i)	purchase any security or evidence of interest therein on margin, except that short-term credit necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

(ii)	sell securities it does not own (short sales). (This restriction does not preclude short sales “against the box” (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

(iii)	purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

(iv)	invest more than 15% of the Portfolio’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Trust Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

Portfolio Transactions and Brokerage Commissions

The Advisor is responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Portfolio’s purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place such orders with broker/dealers who supply research services to the Advisor or the Portfolio. The term “research services,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or the Portfolio in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to the Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio. During the fiscal year ended September 30, 2003, the Portfolio directed $             in transactions directed for research, on which the Portfolio paid $             in brokerage commissions.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Portfolio, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the Portfolio and the Fund will benefit by the direction of orders of the funds to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Advisor’s other clients. Investment decisions for the Portfolio and for the Advisor’s other clients are made with a view to achieving their respective investment objectives.

It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid $            , $             and $            , respectively, in brokerage commissions.

The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) which the Portfolio has acquired during its most recent fiscal year. As of September 30, 2003, the Portfolio owned the following:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of September 30, 2003 ($)
Bank of America Corp.	$1,488,396
Citigroup Inc.	$1,144,638
Nomura Asset Securities Corp.	$1,137,329
Morgan Stanley Dean Witter	$1,027,044
Goldman Sachs Group, Inc.	$ 822,452
National City Bank	$ 614,329
Credit Suisse First Boston USA, Inc.	$ 581,558
Bank One Corp.	$ 521,671
Bear Stearns & Co., Inc.	$ 409,208
First Union National Bank	$ 344,709
Bank of New York Co., Inc.	$ 238,114
HSBC Holding plc	$ 169,770
FleetBoston Financial Corp.	$ 236,476
Barclays Bank plc	$ 169,770
US Bancorp	$ 101,649

Portfolio Turnover

Portfolio turnover rate measures the frequency that the Portfolio sells and replaces the value of its securities within a given period. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. High turnover can increase the Portfolio’s transaction costs thereby lowering its returns. For the fiscal years ended September 30, 2002 and September 30, 2003, the Portfolio’s turnover rates were 233% and 304%, respectively.

PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent, Scudder Investments Service Company (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by the Transfer Agent, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

Purchase of Institutional Class Shares. Information on how to buy Institutional Class shares is set forth in the section entitled “Buying and Selling Shares” in the Fund’s Institutional Class Prospectus. The following supplements that information. There is no initial minimum or subsequent minimum investment requirement for the Institutional Class shares. The minimum amounts required for initial or subsequent investments may be changed at any time in management’s discretion.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.	To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.	To receive income and capital gain dividends in cash.

Dividends will be reinvested in Shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder’s account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Any assets or liabilities initially expressed in terms of foreign currencies will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not readily available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

TRUSTEES AND OFFICERS

Officers and Board of Trustees of the Trust

The overall business and affairs of the Trust are supervised by its Board of Trustees. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Trust and the Fund, including the Trust’s and the Fund’s agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for exercising the Fund’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each newly elected Trustee and Officer of the Fund. The first section of the table lists information for each Trustee who is not an “interested person” of the Fund (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (an “Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund’s advisors and/or underwriter or their affiliates. The mailing address for the Trustees and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

Non–Interested Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999–December 2001).	68

S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996 – January 2000); Director, S.G. Cowen Mutual Funds (January 1985 – January 2001).	66

Joseph R. Hardiman 05/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co–Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995– June 2000).	66

Graham E. Jones 01/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open–end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management)(1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988–1994); Director, ISI Family of Funds (registered investment companies) (1997–1999) and Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management (1994–2002).	66

Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 09/03/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer Spring Corporation (telecommunications).	66

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present); Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999 to June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991– January 2002) and Advisors Series Trust (October 1996– January 2002) (registered investment companies).

*  Inception date of the corporation which was the predecessor to the L.L.C.

		69

Interested Trustee

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, Director/Officer Deutsche/Scudder Mutual Funds (various dates); Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	201

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Trusteeships During the Past 5 Years
Brenda Lyons[5] President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti–Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP) (1993–1998).

John Millette 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Amy M. Olmert 5/14/63 Assistant Secretary since 2002	Director, Deutsche Asset Management (1999–present); Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1997–1999); Senior Manager and other positions, Coopers & Lybrand L.L.P (now PricewaterhouseCoopers LLP) (1988–1997).

Caroline Pearson 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management (1997-present).

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Trusteeships During the Past 5 Years

1	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds III of which this fund is a series.
3	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Trustee of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5	Address: Two International Place, Boston, Massachusetts.

Each officer also holds similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

Ownership in the Fund

Trustee	Dollar Range of Beneficial Ownership in the Fund[1]	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Fund Complex[2]
Independent Trustees
Richard R. Burt	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in the Fund[1]	Aggregate Dollar Range of Ownership as of December 31, 2003 in all Funds Overseen by Trustee in the Fund Complex[2]
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
Graham E. Jones	None	Over $100,000
Richard Herring	None	$50,001–$100,000
Robert H. Wadsworth	None	Over $100,000
William N. Searcy	None	Over $100,000

Interested Trustee
Richard T. Hale	None	Over $100,000

1	The amounts shown include share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
2	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and/or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

The Trust does not require employees, and none of the executive officers devotes full time to the affairs of the Trust or receives any compensation from the Fund.

Some of the Trustees of the Trust are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of December 31, 2003, the Trust’s Trustees and Officers as a group owned less than 1% of the Fund’s outstanding Institutional and Investment Class shares.

To the Fund’s knowledge, as of January 9, 2004, no person owned of record or beneficially 5% or more of each class of the Fund’s outstanding shares except as noted below.

5,509,927 shares in the aggregate, or 64% of the outstanding Institutional Class shares, were held in the name of M & T Bank, Attn Mutual Funds, PO Box 1377, Buffalo, NY 14240-1377.

1,882, 558 shares in the aggregate, or 22% of the outstanding Institutional Class shares, were held in the name of Partnershare Plan of Bankers Trust New York Corporation And Affiliates Amended & Restated 1/1/1997, Attn Kelly Beam, 280 Park Ave # Nyc03-1220, New York, NY 10017-1216.

1,229,044 shares in the aggregate, or 11% of the outstanding Investment Class shares, were held in the name of T Rowe Price Retirement Plan Services FBO Retirement Plan Clients, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903.

6,225,638 shares in the aggregate, or 52% of the outstanding Investment Class shares, were held in the name of Smith Barney Corp Trust Co Ttee U/A 4/21/95 FBO Copeland Retirement Group Trust, Attn Plan Valuation Services, PO Box 1063, East Brunswick, NJ 08816-1063.

1,024,147 shares in the aggregate, or 9% of the outstanding Investment Class shares, were held in the name of Suntrust Bank Ttee Knoxville Utilities Board Asset Accumulation 40k Retirement Plan, C/O Fascorp, 8515 E Orchard Rd # 2t2, Greenwood Village, CO 80111-5037.

1,139,158 shares in the aggregate, or 11% of the outstanding Investment Class shares, were held in the name of Wilmington Trust Co Trustee FBO Legacy Health System Tax Deferred Annuity Plan A/C 55451-1, C/O Mutual Funds, PO Box 8880, Wilmington, DE 19899-8880.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
Joseph R. Hardiman		None
Rebecca W. Rimel		None
Robert H. Wadsworth		None
S. Leland Dill		None
Martin J. Gruber		None
Richard Herring		None
Graham E. Jones		None
Philip Saunders, Jr.		None
William N. Searcy		None

Board Committees. The Fund’s Board currently has the following committees:

Audit and Compliance Committee: The Audit and Compliance Committee selects the independent auditors for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance

Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chairman) and all of the Non-Interested Trustees. The Audit and compliance Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once times during the last fiscal year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Fund in accordance with the Fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Fund. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the most recent calendar year.

Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Trustee of the Fund receives an aggregate annual fee, plus a fee for each Board and Committee meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Fund Complex’s Audit and Compliance Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and the Portfolio Trust and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Compensation from the Fund and Portfolio Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustees from the Fund, Portfolio Trust and the Fund Complex[1]
Richard R. Burt	$968	$0	$168,640
S. Leland Dill	$967	$0	$141,000
Martin J. Gruber	$955	$0	$140,939
Richard T. Hale	$0	$0	$0
Joseph R. Hardiman[2]	$955	$0	$136,000
Richard J. Herring[2]	$972	$0	$139,390
Graham E. Jones	$955	$0	$136,000
Rebecca W. Rimel[2]	$1,001	$0	$142,780
Philip Saunders, Jr. [2]	$955	$0	$122,498
William N. Searcy	$955	$0	$136,000
Robert H. Wadsworth	$955	$0	$170,000

[2]	Of amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803, and $122,498, respectively, was deferred pursuant to a deferred compensation plan.
[3]	During calendar year 2003, the total number of funds overseen by each Trustee was 68 except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (198 funds), and Wadsworth (71 funds).

Certain funds in the Fund Complex have adopted a Retirement Plan for Trustees who are not employees of the Fund, the Fund’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

(1)	Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of each fund participating in the Retirement Plan voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a one-time payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Trustees’ Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

The Fund, the Advisor and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Investment Advisor

DeAM, Inc. is the Portfolio’s investment advisor. DeAM, Inc. is a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

Affiliates of DeAM, Inc. may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

For the fiscal years ended September 30, 2003, 2002 and 2001, DeAM, Inc. earned $513,279, $826,548 and $954,087, respectively, in compensation for investment advisory services. The Advisor waived $336,554 of the advisory fee for the fiscal year ended September 30, 2003.

For the year ended September 30, 2003, the Advisor contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Institutional Class shares 0.40% and Investment Class shares 0.65%. Under this agreement, the Advisor reimbursed additional expenses of $105,383.

The Fund is managed by a team of investment professionals who each play an important role in the Fund’s management process. Team members work together to develop investment strategies and select securities for the Fund’s portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believes its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management responsibilities for the Fund, are identified in the Fund’s Prospectuses, as of the date of the Fund’s Prospectuses. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Advisory Contract Approval

The Investment Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust’s Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Trustees of the Trust’s Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the continuation of the Fund’s investment advisory agreement, the Board, including the Independent Trustees, carefully considered (1) the nature and quality of services to be provided to the Fund; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund’s excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Administrator

Under the administration and services agreements dated July 1, 2001, Investment Company Capital Corporation (“ICCC” or the “administrator”) provides such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. ICCC will generally assist in all aspects of the Funds’ and the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

For the years ended September 30, 2003, 2002, and 2001 the administrator earned $189,714, $118,885, and $109,915, respectively, from the Investment Class, and $76,560, $179,375, and $172,090, respectively, from the Institutional Class. For the 2002 and 2001 fiscal years, the administrator earned $21,457 and $65,072, respectively, from the Institutional Service Class in compensation for administrative and other services provided to the Fund. During the same periods, the administrator reimbursed $189,714, $118,885 and $286,388, respectively, to the Investment Class, $76,560, $179,375 and $75,118, respectively, to the Institutional Class, and $21,457 and $107,982, respectively, to the Institutional Service Class to cover expenses. On April 30, 2002, the Institutional Service Class was closed.

For the years ended September 30, 2003, 2002 and 2001, the administrator earned $76,738, $124,643 and $140,985, respectively, for administrative and other services provided to the Portfolio.

Distributor

Scudder Distributors Inc. (“SDI”), an affiliate of the Advisor, is the principal distributor for Shares of the Fund. SDI is a registered broker–dealer with a principal business address of 222 South Riverside Plaza, Chicago, IL 60606.

Custodian and Transfer Agent

State Street Bank and Trust Company, with offices at 225 Franklin Street, Boston, MA 02110, serves as custodian for the Trust and the Portfolio and holds the Fund’s and Portfolio’s assets. Prior to June 6, 2003. Deutsche Bank Trust Company Americas served as the Portfolio’s custodian.

Scudder Investments Service Company (“SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, is the transfer and dividend disbursing agent for the Trust and the Portfolio. As compensation for providing these services, the Fund pays SISC up to $             per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. Prior to December 16, 2002, ICCC served as transfer agent for the Trust and the Portfolio under which it received the same rate of compensation now paid to SISC. For the fiscal years ended September 30, 2001, 2002 and 2003, such fees totaled $            , $             and $            , respectively.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Fund.

Counsel and Independent Auditors

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust. Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania, 19103, acts as independent auditors of the Fund and the Portfolio.

ORGANIZATION OF THE TRUST

The Trust was organized on February 28, 1992. Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides that liabilities of each series of the Trust (including the Fund) are chargeable only against assets of that series and that a creditor of one series may not seek satisfaction from the assets of another series. The Declaration of Trust also provides for indemnification from the Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability would be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders. However, subject to applicable statutory and regulatory requirements, the Fund will not request a vote of its shareholders with respect to any proposal relating to the Portfolio that (a) if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) is identical in all material respects to a proposal that has previously been approved by the Fund’s shareholders. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by the Fund’s shareholders, will nonetheless be voted on by the Trust Board.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possible with retroactive effect.

Taxation of the Fund

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), US government securities, securities of other regulated investment companies (such as the Portfolio) and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the issuer’s outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US government securities or the securities of other regulated investment companies).

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates (currently at a maximum rate of 35%) on any taxable income or gains that it does not distribute to its shareholders.

If the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to tax at regular corporate rates on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Although the Fund’s distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If the Fund fails to qualify as a regulated investment company for any taxable year, all of its taxable income will be subject to federal income tax at regular corporate income tax rates, without any deduction for distributions to shareholders.

Taxation of the Portfolio

The Portfolio has elected to be treated as a regulated investment company under of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. The Portfolio is subject to the same asset diversification and income distribution requirements applicable to the fund and as discussed above.

The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. The Portfolio will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Portfolio as a regulated investment company.

Income (including, in some cases, capital gains) received by the Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Portfolio will reduce the return from the Fund’s investments.

A portion of the difference between the issue price of zero coupon securities and their face value (“original issue discount”) is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Portfolio, which must be distributed to its shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio’s level.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The investment by the Fund in the Portfolio should not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as separate series of a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

The foregoing is only a summary of certain material federal income tax consequences affecting the Fund and the Portfolio. Prospective shareholders are advised to consult their Plan documents and their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights—The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance—The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters—The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters—The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters—The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL STATEMENTS

The financial statements for the Fund and the Portfolio for the fiscal year ended September 30, 2003 are incorporated herein by reference to the Annual Report to shareholders of the Fund dated September 30, 2003. A copy of the Annual Report may be obtained without charge by contacting the Fund.

APPENDIX

Description of Moody’s Corporate Bond Ratings:

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B — Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C — Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P’s Corporate Bond Ratings:

AAA- Debt rated AAA has the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB — Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC — Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C — The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch’s Long-Term Debt Ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’.

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

Description of Moody’s Short-Term Debt Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description of S&P Short-Term Issuer Credit Ratings:

A-1 An obligor rated “A-1” has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated “A-2” has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated “A-3” has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description of Fitch’s Commercial Paper Ratings:

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Notes

“+” or “-” may be appended to an ‘F1’ rating class to denote relative status within the category.

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question. ‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Description of Moody’s Insurance Financial Strength Ratings:

Aaa Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group — one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Description of S&P Claims Paying Ability Rating Definitions:

Secure Range: AAA to BBB

“AAA” Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

“AA” Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

“A” Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

“BBB” Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range: BB to CCC

“BB” Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or “long-tail” policies, is vulnerable to adverse economic and underwriting conditions.

“B” Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

“CCC” Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

“R” Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer’s financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The “R” rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch’s Claims Paying Ability Ratings:

AAA

Exceptionally strong. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA

Very strong. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A

Strong. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB

Good. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB

Moderately weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B

Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C

Very weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D

Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90%-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50%-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

Notes:

“+” or “-” may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Ratings of ‘BBB-’ and higher are considered to be “secure”, and those of ‘BB+’ and lower are considered to be “vulnerable”.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend, and in these cases, the Rating Outlook may be described as “evolving”.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2004

Investment Advisor

DEUTSCHE ASSET MANAGEMENT, INC.

345 Park Avenue

New York, NY 10154

Custodian

STATE STREET BANK AND TRUST COMPANY

225 Franklin Street

Boston, MA 02110

Distributor

SCUDDER DISTRIBUTORS, INC.

222 South Riverside Plaza

Chicago, IL 60606-5808

Administrator

INVESTMENT COMPANY CAPITAL CORP.

One South Street

Baltimore, MD 21202

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY

222 South Riverside Plaza

Chicago, IL 60606-5808

Independent Auditors

ERNST & YOUNG LLP

Two Commerce Square, 2001 Market Street

Philadelphia, PA 19103

Counsel

WILLKIE FARR & GALLAGHER LLP

787 Seventh Avenue

New York, NY 10019

No person has been authorized to give any information or to make any representations other than those contained in the Fund’s Prospectus, its SAI or the Fund’s official sales literature in connection with the offering of the Fund’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP Numbers:

Investment Class: 811114 408

Institutional Class: 811114 507

COMBPPLUS SAI (02/04)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a)	Declaration of Trust of the Trust; 1

(1) Ninth Amended and Restated Establishment and Designation of Series, filed herewith;

(2) Tenth Amended and Restated Establishment and Designation of Series, filed herewith;

(3) Eleventh Amended and Restated Establishment and Designation of Series, filed herewith;

(4) Fifteenth Amended and Restated Establishment and Designation of Series, filed herewith;

(5) Certificate of Amendment dated May 16, 2003, filed herewith;

(b)	By-Laws of the Trust; 1

(c)	Instruments Defining Rights of Security Holders; 3

(d)	(1) Investment Advisory Agreement dated April 25, 2003 between Asset Management Portfolio and Deutsche Asset Management, Inc.; 15

(2) Investment Sub-Advisory Agreement dated April 25, 2003 between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc., on behalf of Asset Management Portfolio;15

(e)	Distribution Agreement between Registrant and Scudder Distributors, Inc., dated August 19, 2002, 13;

(f)	Bonus/Profit Sharing Contracts - Not Applicable;

(g)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated April 1, 2003, 13;

(h)	(1) Administration Agreement; 9

(2) Exhibit A, dated March 31, 2003, 12;

(3) Expense Limitation Agreement dated August 1, 2003 among Scudder Advisor Funds III, and Scudder Asset Management Portfolio, Deutsche Asset Management, Inc., and Investment Company Capital Corporation, filed herewith;

(4) Fund Accounting Agreement between Investment Company Capital Corporation and Scudder Fund Accounting Corporation dated June 3, 2002; 13;

(5) Form of Sub-Administration and Sub-Fund Accounting Agreement between Investment Company Capital Corporation, Scudder Fund Accounting Corporation and State Street Bank and Trust Company dated April 1, 2003, 13;

(6) Transfer Agency Agreement dated December 16, 2002 with Scudder Investment Services Company,12;

(7) Agency Agreement between Scudder Investments Service Company and DST Systems, Inc., dated January 15, 2003, 13;

(i)(1)	Opinion and Consent of Counsel, filed herewith;

(i)(2)	Opinion and Counsel of Bingham McCutchen LLP

(j)	Consent of Independent Accountants, filed herewith;

(k)	Omitted Financial Statements - Not Applicable;

(l)	Investment representation letters of initial shareholders of the Trust; 5

(m)	Rule 12b-1 Plans, 12;

(n)	Financial Data Schedules – Not applicable;

(o)	Rule 18f-3 Plan (Multiple Class Expense Allocation), 2;

(1) Revised Multiple Class Expense Allocation Plan, 12;

(p)	(1) Codes of Ethics for Funds; 6;

(2) Codes of Ethics for the Advisor, 12;

(3) Code of Ethics for Deutsche Asset Management, Inc. dated January 1, 2004, filed herewith;

(4) Codes of Ethics for the Subadvisor; 15

(q)	Powers of Attorney, filed herewith;

1.	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement as filed with the Commission on July 31, 1995.
2.	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement as filed with the Commission on February 25, 1997.
3.	Incorporated by reference to Section 6.2 of Registrant’s Declaration of Trust.
4.	Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement as filed with the Commission on February 24, 2003.
5.	Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on June 9, 1992.
6.	Incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement as filed with the Commission on June 26, 2001.
7.	Incorporated by reference to Post-Effective Amendment No. 36 to Registrant’s Registration Statement as filed with the Commission on April 30, 2001.
8.	Incorporated by reference to Post-Effective Amendment No. 37 to Registrant’s Registration Statement as filed with the Commission on July 31, 2001.
9.	Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on January 28, 2002.
10.	Incorporated by reference to Post Effective Amendment No. 41 to Registrant’s Registration Statement as filed with the Commission on July 30, 2002.
11.	Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement as filed with the Commission on February 24, 2003.
12.	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on March 31, 2003.
13.	Incorporated by reference to Post-Effective Amendment No. 47 to Registrant’s Registration Statement as filed with the Commission on April 30, 2003.
14.	Incorporated by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement as filed with the Commission on May 1, 2003.
15.	Incorporated by reference to Post-Effective Amendment No. 49 to Registrant’s Registration Statement as filed with the Commission on July 25, 2003.

ITEM 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement as filed with the Commission on April 30, 1996.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

During the last two fiscal years, no director or officer of Deutsche Asset Management, Inc., (File No. 801-27291) the Fund’s investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a)	Scudder Distributors, Inc. (“SDI”) acts as principal underwriter of the Registrant’s shares.

(b)	Information on the officers and directors of SDI, principal underwriter for the Registrant is set forth below. SDI’s principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

(1)	(2)	(3)
Name and Principal Business Address	Position and Offices with Distributor	Positions and Offices with Registrant

Thomas F. Eggers 345 Park Avenue New York, NY 10154	Chairman and Director

Jonathan R. Baum 345 Park Avenue New York, NY 10154	Chief Executive Officer, President and Director

John W. Edwards, Jr. 60 Wall Street New York, NY 10005-2858	Chief Financial Officer and Treasurer

(1)	(2)	(3)
Name and Principal Business Address	Position and Offices with Distributor	Positions and Offices with Registrant

Caroline Pearson Two International Place Boston, MA 02110-4103	Secretary	Assistant Secretary

Linda J. Wondrack Two International Place Boston, MA 02110-4103	Vice President and Chief Compliance Officer

C. Perry Moore 222 South Riverside Plaza Chicago, IL 60606	Chief Operating Officer and Vice President

David Edlin 222 South Riverside Plaza Chicago, IL 60606	Vice President

Robert Froelich 222 South Riverside Plaza Chicago, IL 60606	Vice President

Michael L. Gallagher 222 South Riverside Plaza Chicago, IL 60606	Vice President

M. Patrick Donovan Two International Place Boston, MA 02110-4103	Vice President

Kenneth P. Murphy Two International Place Boston, MA 02110-4103	Vice President	Vice President and Anti- Money Laundering Compliance Officer

Philip J. Collora 222 South Riverside Plaza Chicago, IL 60606	Assistant Secretary

(c)	None

ITEM 28. Location of Accounts and Records.

Scudder Advisor Funds III (Registrant)	Deutsche Asset Management One South Street Baltimore, MD 21202

State Street Bank and Trust Company (Custodian, Sub-Administrator/ Accounting Agent)	225 Franklin Street Boston, MA 02110

Deutsche Asset Management, Inc. (Investment Advisor)	Two International Place Boston, MA 02110-4103

Northern Trust Investments, Inc. (Subadvisor)	50 South LaSalle Street Chicago, IL 60675

Scudder Investments Service Company: (Transfer Agent)	222 South Riverside Plaza Chicago, IL 60606

Scudder Fund Accounting Corporation (Fund Accounting Agent)	345 Park Avenue New York, NY 10154

Scudder Distributors, Inc. (Distributor)	222 South Riverside Plaza Chicago, IL 60606

Investment Company Capital Corp. (Administrator)	One South Street Baltimore, MD 21202

DST Systems, Inc. (Sub-Transfer Agent)	333 West 11th Street, 5th Floor Kansas City, MO 64105

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

1933 Act File No. 33-45973

1940 Act File No. 811-6576

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-1A

POST-EFFECTIVE AMENDMENT NO. 50

TO REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 51

TO REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

SCUDDER ADVISOR FUNDS III

SCUDDER ADVISOR FUNDS III

EXHIBIT INDEX

Exhibit (a) (1)

Exhibit (a) (2)

Exhibit (a) (3)

Exhibit (a) (4)

Exhibit (a) (5)

Exhibit (h) (3)

Exhibit (i) (1)

Exhibit (i) (2)

Exhibit (j)

Exhibit p(3)

Exhibit q

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 30th day of January, 2004.

SCUDDER ADVISOR FUNDS III

By:	/s/ Richard T. Hale

Richard T. Hale Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/Richard T. Hale Richard T. Hale	Trustee, Chairman and Chief Executive Officer	January 30, 2004

/s/Charles A. Rizzo Charles A. Rizzo	Treasurer	January 30, 2004

/s/Richard R. Burt Richard R. Burt*	Trustee	January 30, 2004

/s/S. Leland Dill S. Leland Dill*	Trustee	January 30, 2004

/s/Martin J. Gruber Martin J. Gruber *	Trustee	January 30, 2004

/s/Joseph R. Hardiman Joseph R. Hardiman *	Trustee	January 30, 2004

/s/Richard J. Herring Richard J. Herring *	Trustee	January 30, 2004

/s/Graham E. Jones Graham E. Jones *	Trustee	January 30, 2004

/s/Rebecca W. Rimel Rebecca W. Rimel *	Trustee	January 30, 2004

/s/Philip Saunders, Jr. Philip Saunders, Jr.*	Trustee	January 30, 2004

/s/William N. Searcy William N. Searcy *	Trustee	January 30, 2004

/s/Robert H. Wadsworth Robert H. Wadsworth*

*By:	/s/ Caroline Pearson
Caroline Pearson** Assistant Secretary

**	By Powers of Attorney, dated July 25, 2003, filed with Post-Effective Amendment No. 49 to the Registrant’s Registration Statement as filed with the commission on July 25, 2003.

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